Exhibit 31.1

CERTIFICATION

I, Shahira Wely, certify that:

1.I have reviewed this quarterly report on Form 10-Q of WidFit Inc.;

2.Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;

3.Based on my knowledge, the financial  statements, and other financial information included in this quarterly report, fairly present  in all material respects the financial  condition, results of operations and cash flows of the  registrant  as of, and for,  the  periods presented  in this quarterly report;

4.I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))and internal control over financial reporting (as defined in Exchange Act Rules 13(a)-15(f) and 15(d)-15(f)) for the registrant and I have:

(a)designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under  our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)designed such internal control over  financial reporting, or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial  reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)evaluated the effectiveness of the registrant’s  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)disclosed  in this  quarterly  report any  change in the  registrant’s internal  control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the  registrant’s internal control over financial reporting.

5.I have disclosed, based on my most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)all significant  deficiencies and material weaknesses in the design or operation  of internal control over financial reporting which are reasonably likely to adversely affect the  registrant’s ability to record, process, summarize and report financial information; and

(b)any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 10, 2026

By:/s/ Shahira Wely

Shahira Wely

President and Chief Executive Officer

(principal executive officer, principal accounting officer and principal financial officer)